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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):   January 15, 1998



            Tiers Asset-Backed Securities, Series CHAMT Trust 1997-7
             (Exact name of registrant as specified in its charter)


      DELAWARE                     33-55860                      52-6880113
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(State or other jurisdiction     (Commission                 (I.R.S. employer
     of incorporation)           file number)               identification no.)

        c/o Delaware Trust Capital Management, Inc.
        c/o Corestates Bank
        FCS-4-2-6, 3 Beaver Valley Road
        Wilmington, Delaware                                            19803
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(Address of principal executive offices)                             (Zip code)


Registrant's telephone number, including area code (302)-421-7307


                                      N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 1.     Changes in Control of Registrant.

            Not Applicable.

Item 2.     Acquisition or Disposition of Assets.

            Not Applicable.

Item 3.     Bankruptcy or Receivership.


            Not Applicable.

Item 4.     Changes in Registrant's Certifying Accountant.

            Not Applicable.

Item 5.     Other Events.

            Not Applicable.

Item 6.     Resignations of Registrant's Directors.

            Not Applicable.

Item 7.     Financial Statements, Pro-Forma Financial Information and Exhibits.

               (a)  Not Applicable.

               (b)  Not Applicable.

               (c)  Exhibits.

1. Indenture Trustee's Monthly Report in respect of the January 15, 1998 Distribution Date

2. Administrator's Report in respect of the January 15, 1998
Distribution Date

Item 8.     Change in Fiscal Year.

            Not Applicable.



                                       2



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                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             TIERS Asset-Backed Securities
                             Series CHAMT Trust 1997-7


                             By: Delaware Trust Capital Management, Inc.,
                                  not in its individual capacity,
                                  but  solely  as  Owner  Trustee on behalf of
                                  TIERS Asset-Backed Securities,
                                  Series CHAMT Trust 1997-7





                             By: /s/ Richard  N. Smith
                                ---------------------------------
                             Name:  Richard  N. Smith
                             Title: Vice President


Dated:  January 15, 1998


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                                  EXHIBIT INDEX


Exhibit                                                                    Page
-------                                                                    ----

1.  Indenture Trustee's Report in respect of the January 15, 1998
    Distribution Date                                                        5

2.  Administrator's Report in respect of the January 15, 1998
    Distribution Date                                                        6

                                       4